UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cognizant Technology Solutions Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION 300 FRANK W. BURR BLVD. SUITE 36, 6TH FLOOR TEANECK, NJ 07666	Your Vote Counts! COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION 2026 Annual Meeting Vote by June 1, 2026 11:59 PM ET

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You invested in COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 2, 2026.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 19, 2026. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 2, 2026 9:30 AM ET
Virtually at: www.virtualshareholdermeeting.com/CTSH2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters.

Voting Items		Board Recommends
1.	Election of 13 directors to serve until the 2027 annual meeting of shareholders.
Nominees:
1a.	Zein Abdalla	For
1b.	Vinita Bali	For
1c.	Eric Branderiz	For
1d.	Archana Deskus	For
1e.	John M. Dineen	For
1f.	Ravi Kumar S	For
1g.	Leo S. Mackay, Jr.	For
1h.	Michael Patsalos-Fox	For
1i.	Stephen J. Rohleder	For
1j.	Bram Schot	For
1k.	Karima Silvent	For
1l.	Joseph M. Velli	For
1m.	Sandra S. Wijnberg	For
2.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers (say-on-pay).	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.	For
4.	Shareholder proposal to adopt shareholder right to act by written consent, if properly presented at the meeting.	Against
Note: To transact such other business as may properly come before the meeting or any continuations, postponements or adjournments thereof.

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